UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2005

                               GLOBAL AXCESS CORP
                               ------------------
               (Exact name of registrant as specified in charter)


          Nevada                   000-17874              88-0199674
          ------                   ---------             ------------
(State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)             File Number)        Identification No.)


224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida      32082
------------------------------------------------------      -----
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On September 21, 2005, Donald Headlund submitted a letter dated September 7, 2005 to Global Axcess Corp (the "Company") pursuant to which he resigned as a Director of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL AXCESS CORP


Dated: September 23, 2005                   By: /s/ David Fann
                                                --------------------------------
                                                Name:  David Fann
                                                Title: President